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                                                                    EXHIBIT 23.5

                     CONSENT OF SPECIAL REGULATORY COUNSEL

     As Special Regulatory Counsel to the Company, we hereby consent to the reference to our Firm contained in the Registration Statement under the heading "Legal Matters."

                                      /s/ Waller Lansden Dortch & Davis, PLLC
                                      WALLER LANSDEN DORTCH & DAVIS
                                      A Professional Limited Liability Company

February 4, 1998
Nashville, Tennessee